UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2009

FX Real Estate and Entertainment Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33902	36-4612924
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Madison Avenue, 15th Floor, New York, New York		10022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-796-8174

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On November 2, 2009, FX Real Estate and Entertainment’s (the "Company") Audit Committee dismissed Ernst & Young LLP ("E&Y") as the Company’s independent registered public accounting firm. On the same date, the Audit Committee engaged L.L. Bradford & Company, LLC ("Bradford") as the Company’s new independent registered public accounting firm for the year ending December 31, 2009.

E&Y’s reports on the Company’s consolidated balance sheets as of December 31, 2008 and 2007 and the related consolidated statements of operations, stockholders’ equity (deficit), cash flows and related financial statement schedule of the Company for the year ended December 31, 2008 and for the period from May 11, 2007 to December 31, 2007 (collectively, the "Consolidated Financial Statements") did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that E&Y’s reports on the Consolidated Financial Statements did contain a modification paragraph that expressed substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s past two fiscal years and the interim period through November 2, 2009 (the date of dismissal), (i) the Company had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that E&Y advised the Company of the existence of material weaknesses in the Company’s internal control over financial reporting as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in its Quarterly Reports on Form 10-Q for the first three quarterly periods of the year ended December 31, 2008, which material weaknesses were remediated as of December 31, 2008, and E&Y advised the Company of the existence of new material weaknesses in the Company’s internal control over financial reporting as disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, which new material weaknesses are still present. For further discussion of the material weaknesses identified, refer to Item 9A(T) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, Item 4T of the Company’s Quarterly Reports on Form 10-Q for the first three quarterly periods of the year ended December 31, 2008 and Item 4T of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009. The Audit Committee has authorized E&Y to respond fully to the inquiries of Bradford concerning the subject matter of these material weaknesses.

The Company provided E&Y with a copy of the disclosures with respect to E&Y set forth herein in response to Item 304(a) of Regulation S-K prior to filing this Current Report on Form 8-K with the Securities and Exchange Commission, and requested that E&Y furnish it with a letter addressed to the Commission stating whether it agrees with such disclosures and, if not, stating the respects in which it does not agree. E&Y’s letter, dated November 5, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s past two fiscal years and the interim period through November 2, 2009, the Company has not consulted with Bradford regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Bradford concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX Real Estate and Entertainment Inc.

November 6, 2009	By:	Mitchell J. Nelson

Name: Mitchell J. Nelson
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP dated November 5, 2009